REITWeek Investor Presentation – June 2016 | 1

REITWeek Investor Presentation – June 2016 | 2 SAFE HARBOR Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company’s filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

REITWeek Investor Presentation – June 2016 | 3 COMPANY OVERVIEW

REITWeek Investor Presentation – June 2016 | 4 Experienced team with exceptional retail expertise NOI growth across the core portfolio beginning in 2016 Redevelopment projects are driving growth Investment grade balance sheet and ample liquidity MOVING THE PORTFOLIO FORWARD

REITWeek Investor Presentation – June 2016 | 5 History Portfolio Platform Balance Sheet Formed in January 2015 following Washington Prime Group’s (WPG)¹ acquisition of Glimcher Realty Trust (GRT) Diverse portfolio of enclosed malls, community centers and open-air lifestyle centers 118 properties with approximately 67 million square feet Diversified by retail format, size, geography and tenancy Experienced executive leadership team State-of-the-art infrastructure Integrated leasing team Focused on maintaining an investment grade balance sheet Sound capital structure and ample liquidity Senior unsecured ratings: BBB- / Baa3² (Stable Outlook) (1) Washington Prime Group (WPG) was formed in May 2014 following a spin-off from Simon Property Group (SPG) (2) Reflects senior unsecured credit ratings from S&P and Moody’s, respectively DIVERSIFIED RETAIL REIT

REITWeek Investor Presentation – June 2016 | 6  Built an experienced team and successfully integrated onto a common platform  NOI growth in Q1 2016 of 4.3% for core properties  Grew sales 5.9% to $374 per sq. ft. at Q1 2016 for core malls compared to a year ago  Sold 2 non-core malls (Forest Mall and Northlake Mall) in January 2016  Transitioned Chesapeake Square to Lender in April 2016 HIGHLIGHTS OF RECENT ACCOMPLISHMENTS Well-positioned with a strong foundation to drive future growth

REITWeek Investor Presentation – June 2016 | 7 MALL TIER DISCLOSURE 3/31/16 3/31/15 3/31/16 3/31/15 3/31/16 3/31/15 Community Centers 52 96.4% 95.2% 4.8% Tier 1 Malls 36 92.2% 91.5% 410$ 387$ 12.3% 12.4% 6.2% Tier 2 Malls-Encumbered 16 85.0% 86.0% 319$ 301$ 13.1% 13.4% 0.7% Tier 2 Malls-Unencumbered 10 89.7% 89.8% 307$ 297$ 13.1% 13.1% -1.6% Core Malls Subtotal 62 90.0% 89.9% 374$ 353$ 12.5% 12.7% 4.1% Total Core Properties 114 92.4% 91.9% 4.3% Property Count Leased Occupancy % Mall Sales Per Square Foot for 12 Months Ended Mall Occupancy Cost % NOI Growth for 3 Months Ended 3/31/16 10.8% debt yield on Tier 2-Encumbered malls represents a “floor on value”.

REITWeek Investor Presentation – June 2016 | 8 NOI BREAKDOWN BY TIER Tier 1 and community center assets comprising 73% of NOI delivered 5.8% comp NOI growth in Q1 2016 Non-Core Malls: 3.2% Tier 2 Unencumbered Mall: 8.8% Tier 2 Encumbered Mall: 14.7% Tier 1 Malls: 51.1 % Community Centers: 22.2% Percentage of total portfolio comp NOI as of 3/31/16. None-core assets represent 3.2% of total comp NOI as of 3/31/16.

REITWeek Investor Presentation – June 2016 | 9 STRATEGIC OVERVIEW

REITWeek Investor Presentation – June 2016 | 10 CLEAR GOALS TO SUCCESS Drive NOI growth in core portfolio Execute with a lean and efficient operating model Improve investment grade balance sheet

REITWeek Investor Presentation – June 2016 | 11 MALLS: RELENTLESS FOCUS ON GROWTH  Focus on improved occupancy (core malls 90.0% occupied as of 03/31/16)  Drive increased traffic and frequency of visits  Re-tenant underperforming space  Unlock previously over-looked value through redevelopment Sales at core malls increased 5.9% in 1Q 2016 to $374 per square foot

REITWeek Investor Presentation – June 2016 | 12 COMMUNITY CENTERS: ELEVATED PATH  High-quality community centers delivered 4.8% comp NOI growth 1Q 2016  Strong occupancy of 96.4% as of 03/31/16  Releasing spread of 10.5% as of 03/31/16  Opportunity to cross-lease mall tenants Forest Plaza Rockford, IL

REITWeek Investor Presentation – June 2016 | 13 SUCCESS IN RE-TENANTING AND REDEVELOPMENT Polaris Fashion Place Columbus, OH Melbourne Square Mall Melbourne, FL Mall at Fairfield Commons Dayton, OH Irving Mall Irving, TX Great Lakes Mall Mentor, OH Cottonwood Mall Albuquerque, NM ®

REITWeek Investor Presentation – June 2016 | 14 MEASURED CAPITAL ALLOCATION Attention to balance sheet is a must with a focus on risk-adjusted returns  Allocating $150M to $200M a year to redevelopment  Careful, measured approach  Tenant-driven (signed leases)  Strengthens position in the market  Promotes stability and growth in NOI

KEY REDEVELOPMENT PROJECTS

Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)	Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)	Estimated Completion (1)
Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000	7% - 9%	$ 15,780	2016/2017
Jefferson Valley Mall	Yorktown Hts	NY	New Dick's Sporting Goods and interior/exterior renovation	100%	$32,000 - $36,000	7% - 8%	$ 8,100	2016 4Q
Lincoln Crossing	O'Fallon	IL	Academy Sports expansion	100%	$6,000 - $8,000	9% - 11%	$ 213	2017 2Q
Lindale Mall	Cedar Rapids	IA	New Kirkland's and other national retailers	100%	$3,000 - $5,000	9% - 11%	$ 12	2016 4Q
Longview Mall	Longview	TX	New Dick's Sporting Goods, H&M and interior/exterior renovation	100%	$14,000 - $16,000	8% - 10%	$ 385	2016 4Q
New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with Dick's Sporting Goods	100%	$6,000 - $7,000	7% - 8%	$ 57	2016 4Q
Scottsdale Quarter - Phase III	Scottsdale	AZ	New ground-level retail in existing residential building; New retail and office tenants in new mixed-use building	51%	$53,800 - $63,800	7% - 8%	$ 41,532 (4)	2016 4Q
Town Center Plaza	Leawood	KS	New building with Arhaus and Restoration Hardware	51%	$18,000 - $22,000	7% - 8%	$ 11,630 (5)	2016 3Q
Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and additional restaurant	100%	$6,000 - $7,000	11% - 13%	$ 2	2017 4Q

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process. Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.
(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Amount shown is 100% of the project spend as the lease was executed prior to the O'Connor Joint Venture.

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JEFFERSON VALLEY MALL

Yorktown Heights, NY

The Story: Jefferson Valley Mall's expansive trade area covers the northern part of Westchester County and southern Putnam County. It is conveniently located on Route 6, just a quarter of a mile east of the Taconic Parkway. The center serves an affluent population approximately 45 miles north of New York City. The trade area extends from the Hudson River to Connecticut. In addition, the mall serves the towns of Yorktown, Yorktown Heights, Peekskill, Mahopac and Golden Bridge, and is located about 20 miles southeast of West Point.

The addition of Dick's Sporting Goods is a catalyst for other national tenants, including an updated and right-sized H&M, a new Hot Topic store, and ULTA Beauty. In addition, the project includes exterior and interior renovations.

THE MARKET	
Trade Area Population	234,542
Average HHI	$114,580
Daytime Population	206,871

THE PROJECT	
Estimated Spend	$32M to $36M
Estimated Yield	7% to 8%
Estimated Completion	Q4 2016



JEFFERSON VALLEY MALL
DICK'S
SPORTING GOODS

Conceptual Rendering

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REITWeek Investor Presentation – June 2016 | 17 JEFFERSON VALLEY MALL BEFORE AFTER Conceptual Rendering Yorktown Heights, NY

LONGVIEW MALL

Longview, TX

The Story: Situated between Tyler, Texas and Shreveport, Louisiana, the Longview Mall is located in a diversified market with a strong economic base. It enjoys a large trade area that expands beyond the limits of the Longview market. Longview, 120 miles east of Dallas, serves a regional area of more than 290,000. Due to its accessibility along I-20, the center serves as a regional hub for employment and retail for the East Texas area.

Dick's Sporting Goods is the catalyst to add national retailers, including H&M and White Barn Candle, and to complete exterior and interior renovations. In addition, current tenants Victoria's Secret and Bath & Body Works plan to renovate and expand their stores. A new BJ's Restaurant & Brewhouse opened in November 2015.

THE MARKET	
Trade Area Population	293,874
Average HHI	$63,603
Daytime Population	314,671

THE PROJECT	
Estimated Spend	$14M to $16M
Estimated Yield	8% to 10%
Estimated Completion	Q4 2016


Conceptual Rendering
KAY
JEWELERS
Dillard's
LONGVIEW MALL

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REITWeek Investor Presentation – June 2016 | 19 LONGVIEW MALL BEFORE AFTER Conceptual Rendering Longview, TX

WESTMINSTER MALL

Westminster, CA

The Story: Capitalizing on its proximity to the 405 Freeway, Westminster Mall has a prime location in the heart of Orange County, serving affluent suburbs and coastal communities such as Huntington Beach and Little Saigon. In addition to Westminster, the market includes nearby towns such as Seal Beach, Huntington Beach, Fountain Valley, Cypress, Anaheim, Garden Grove, Los Alamitos, Rossmoor, and Long Beach. The area has a strong daytime population and several companies have their corporate headquarters within a few miles of Westminster Mall.

New restaurants, a Sky Zone and a 40,000 sq. ft. high-quality entertainment operator will compliment an already impressive collection of national retailers. Additional opportunities to add mixed-use residential in future phases of the project would further increase mall traffic.

THE MARKET	
Trade Area Population	2,003,124
Average HHI	$87,627
Daytime Population	845,291

THE PROJECT	
Estimated Spend	$6M to $7M
Estimated Yield	11% to 13%
Estimated Completion	Q4 2017


WESTMINSTER
MALL

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REITWeek Investor Presentation – June 2016 | 21 WESTMINSTER MALL Westminster Mall Westminster, CA

REITWeek Investor Presentation – June 2016 | 22 AMPLE OPPORTUNITIES FOR CONTINUOUS GROWTH Pearlridge Center Aiea, HI Brunswick Square East Brunswick, NJ Oklahoma City Properties Oklahoma City, OK Weberstown Mall Stockton, CA Grand Central Mall Parkersburg, WV Southern Park Mall Youngstown, OH

REITWeek Investor Presentation – June 2016 | 23 BALANCE SHEET

REITWeek Investor Presentation – June 2016 | 24 IMPROVING INVESTMENT GRADE BALANCE SHEET Long-term debt-to-EBITDA target of 6.0x to 6.5x Ample liquidity to execute strategic plan Increasing number of quality properties in unencumbered pool

REITWeek Investor Presentation – June 2016 | 25  Solid debt service coverage with reasonable overall leverage  Ample liquidity of nearly $750 million to execute business plan  High-quality unencumbered pool of assets  Manageable long-term debt maturities  Well-covered dividend with payout rate of ~70%  Strong free cash flow STRONG AND STABLE BALANCE SHEET BBB- investment grade rating with a stable outlook

REITWeek Investor Presentation – June 2016 | 26 SOLID BALANCE SHEET METRICS As of 3/31/15 As of 03/31/16 2016 Target Long-Term Target Net debt / EBITDA 7.9x 6.9x 6.8x 6.0x to 6.5x Debt Service Coverage 3.3x 3.5x 3.5x 3.0x > Continued progress on long-term target for debt-to-EBITDA of 6.0x to 6.5x

REITWeek Investor Presentation – June 2016 | 27 ENHANCING THE QUALITY OF THE UNENCUMBERED POOL -10% 0% 10% 20% 30% 40% 50% 60% 2014 2015 2016 Community Centers Tier 1 Malls Tier 2 Malls Quality Additions to Unencumbered Pool in 2015: Clay Terrace Mixed-use lifestyle center featuring tenants such as Dick’s Sporting Goods, DSW and Whole Foods Bloomingdale Court High-quality community center with ULTA Beauty, Ross Dress for Less, T.J. Maxx and Dick’s Sporting Goods West Town Corners High-growth community center with Planet Fitness, Panera Bread and Zoe’s Kitchen Gaitway Plaza High-quality community center with tenants including Bed Bath & Beyond, Five Guys Burger & Fries, Ross Dress for Less and T.J. Maxx % o f Co re P ort fo lio N O I 83% of Unencumbered NOI from Community Centers and Tier 1 Malls

REITWeek Investor Presentation – June 2016 | 28 MANAGEABLE DEBT MATURITY SCHEDULE (As of March 31, 2016) $ in millio n s $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Mortgage Debt Term Loans Credit Facility Bonds Maturity schedule excludes lender transition for Chesapeake Square (completed April 2016) and the planned 2016 transitions of Merritt Square Mall, River Valley Mall, and Southern Hills Mall.

REITWeek Investor Presentation – June 2016 | 29 MANAGEABLE MATURITIES THROUGH FISCAL YEAR 2018 Property Maturity Date WPG Share of Indebtedness Fixed Interest Rate Debt Yield³ Merritt Square Mall Merritt Island, FL 9/01/15 $52.9M 5.35%¹ 10% River Valley Mall Lancaster, OH 1/11/16 $44.9M 5.65%² 9% Mesa Mall Grand Junction, CO 6/01/16 $87.3M 5.79% 11% Southern Hills Mall Sioux City, IA 6/01/16 $101.5M 5.79% 8% Valle Vista Mall Harlingen, TX 5/10/17 $40.0M 5.35% 10% Total - $326.6M - 10% Assumed Transitions to Lenders: (1) Default interest of 10.35%; Merritt Square is expected to transition to lender in Q2 2016 (2) Default interest of 8.65% (3) Based upon budgeted 2016 NOI Over $325M averaging 10% debt yield

REITWeek Investor Presentation – June 2016 | 30 MANAGEABLE MATURITIES THROUGH FISCAL YEAR 2018 Property Maturity Date WPG Share of Indebtedness Fixed Interest Rate Debt Yield¹ WPG Planned Action Weberstown Mall Stockton, CA 6/08/16 $60.0M 5.90% 12% Refinance WestShore Plaza Tampa, FL 10/01/17 $99.6M 2.80% (Variable) 12% Refinance / Unencumber Henderson Square King of Prussia, PA 1/01/18 $12.6M 3.17% 16% Refinance Outlet Collection® | Seattle Seattle, WA 1/14/18 $86.5M 1.94% (Variable) 12% Refinance / Unencumber Whitehall Mall Whitehall, PA 11/01/18 $9.7M 7.00% 30% Refinance / Unencumber Total $268.4M 13% Expected Refinance or Unencumber: (1) Based upon budgeted 2016 NOI

REITWeek Investor Presentation – June 2016 | 31 APPENDIX

REITWeek Investor Presentation – June 2016 | 32 Geographic Breakdown (1) (1) Breakdown by owned square footage (2) Approximately 25% of total owned square footage includes properties in Texas and Florida (2) Midwest 39% Southeast 32% Southwest 13% West 8% Northeast 8% NATIONALLY DIVERSE PORTFOLIO 118 properties with approximately 67M square feet

DEPARTMENT STORE ANCHORS

- 250 boxes over 50,000 sq. ft. in core mall portfolio
- Only three vacant boxes in core mall portfolio aren't addressed
  - Q1 closures at Lima Mall (Elder-Beerman) and Northwoods Mall (Macy's)
  - 80,000 sq. ft. anchor space has been vacant for more than 5 years at Indian Mound Mall
- Anchors are 99% leased in core mall portfolio

WPG Top Anchor Tenants – Total Portfolio
(Ranked by Total GLA as of 3/31/16)

National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	% of Total GLA in Portfolio	% of Total Annualized Base Minimum Rent
Sears Holding Corporation	K-Mart, Sears	56	7,865,031	11.6%	1.1%
JCPenney Company, Inc.	JCPenney	47	5,916,726	8.8%	1.4%
Macy's, Inc.	Macy's	35	5,839,726	8.6%	0.3%
Dillard's, Inc.	Dilliard's	28	3,902,495	5.8%	0.1%
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder-Beerman, Elder-Beerman for Her, Herberger's, Younkers	17	1,666,524	2.5%	0.9%
Target Corporation	Target, Super Target	12	1,625,339	2.4%	0.0%
Kohl's Corporation	Kohl's	13	1,089,873	1.6%	0.8%
Belk, Inc.	Belk, Belk for Her, Belk Home Store	13	1,070,585	1.6%	0.4%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	16	974,803	1.4%	1.7%
Burlington Stores, Inc.	Burlington Coat Factory	10	880,997	1.3%	0.9%

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SEARS SPACES OFFER POTENTIAL UPSIDE UPON RECAPTURE

WPG's Sears boxes are primarily smaller-sized, single-level

Examples of replacing Sears:

New Towne Mall
Plans to replace Sears with Dick's Sporting Goods in 2016

Towne West Square
Replaced Sears space with 123,000 sq. ft. non-retail tenant with new rent at multiples of Sears prior rent

Polaris Fashion Place
Dick's Sporting Goods and Field & Stream replacing former Great Indoors anchor space, with significant uplift in rent

	Sears Boxes	Total Square Feet
Sears Owned[1]	35	5.5M
WPG Owned	21	2.4M
	56	**7.9M**

sears

- 21 Landlord Owned
- 18 Single-Level
- ~115,000 Avg. Square Footage
- $3 to $4 Rent PSF

Apart from restaurants, anchor boxes are re-leasable to a wide range of potential tenants …

DICK'S SPORTING GOODS · TJ·maxx · LA FITNESS · GANDER MTN · CINEMARK · ROSS DRESS FOR LESS · amc THEATRES · Marshalls · D&B · Burlington · gordmans

(1) 11 of the Sears owned spaces are part of Seritage Growth Properties

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REITWeek Investor Presentation – June 2016 | 35 WPG’s leasing team has been replacing underperforming space when possible 50 stores 178,727 SF 0.7% of annual rent 27 stores 107,750 SF 0.3% of annual rent Exposure as of April 21, 2016 EXPOSURE TO RECENT BANKRUPTCIES 6 stores 279,600 SF 0.3% of annual rent Aero store closings (7): Indian Mound Mall, Maplewood Mall, Mesa Mall, Northtown Mall, Pearlridge Center, Rushmore Mall, Southern Park Mall Discussions are ongoing with leasing team All Sports Authority stores expected to close at the end of August 2016